UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐

Preliminary Information Statement

☐

Confidential, for use of the Commission only (As Permitted by Rule 14a-6(e)(2))

☐

Definitive Information Statement

☒

Definitive Additional Materials

☐

Soliciting Material under Rule 14a-12

UNITED CANNABIS CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Price per unit or other underlying value of transaction pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

UNITED CANNABIS CORPORATION		CONTROL ID: REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/CNAB AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS MORE COMPLETE MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS. THE INFORMATION STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/CNAB

IF YOU WANT TO RECEIVE A PAPER COPY OF THE MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE NOVEMBER 29, 2015.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY WE ARE NOT SOLICITING PROXIES FOR THIS INFORMATION STATEMENT.

THE PURPOSES OF THIS INFORMATION STATEMENT ARE AS FOLLOWS:
1. ADOPT OUR 2014 STOCK INCENTIVE PLAN

PURSUANT TO NEW SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT MATERIALS ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS OR REQUEST PRINTED COPIES.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

United Cannabis Corporation SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION